EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, William David Gibbs and Hilda Kouvelis, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB of Southern Star Energy Inc. for the quarterly period ended November 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Southern Star Energy Inc.

Dated: January 14, 2008

/s/ William David Gibbs
William David Gibbs
President
(Principal Executive Officer)

/s/ Hilda Kouvelis
Hilda Kouvelis
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Southern Star Energy Inc. and will be retained by Southern Star Energy Inc. and furnished to the Securities and Exchange Commission or its staff upon request.